Execution Version AMENDMENT NO. 11 TO CREDIT AGREEMENT AMENDMENT NO. 11 TO CREDIT AGREEMENT, dated as of June 29, 2023 (this “Amendment”), among VAIL HOLDCO SUB LLC, a Delaware limited liability company (“Holdings”), AVANTOR FUNDING, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto, GOLDMAN SACHS BANK USA, as administrative agent and collateral agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below), Swing Line Lender and an L/C Issuer and the Lenders party hereto. W I T N E S S E T H: WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and certain other parties entered into a Credit Agreement dated as of November 21, 2017 (as amended by Amendment No. 1 to Credit Agreement, dated as of November 27, 2018, as amended by Amendment No. 2 to Credit Agreement, dated as of June 18, 2019, as amended by Amendment No. 3 to Credit Agreement, dated as of January 24, 2020, as amended by Amendment No. 4 to Credit Agreement, dated as of July 14, 2020, as amended by Amendment No. 5 to Credit Agreement, dated as of November 6, 2020, as amended by Amendment No. 6 to Credit Agreement, dated as of June 10, 2021, as amended by Amendment No. 7 to Credit Agreement, dated as of July 7, 2021, as amended by Amendment No. 8 to Credit Agreement, dated as of November 1, 2021, as amended by Amendment No. 9 to Credit Agreement, dated as of April 7, 2022, as amended by Amendment No. 10 to Credit Agreement, dated as of March 17, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement); WHEREAS, Holdings and the Borrower have requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein; WHEREAS, (i) Section 2.15 of the Credit Agreement permits the Borrower to obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Refinancing Lender in respect of all or any portion of the Revolving Credit Loans (or unused Revolving Credit Commitments) under the Credit Agreement in the form of Refinancing Revolving Credit Loans or Refinancing Revolving Credit Commitments pursuant to a Refinancing Amendment executed by the Borrower, the Administrative Agent and each Lender and/or Additional Refinancing Lender that agrees to provide all or any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto and (ii) Section 2.14 of the Credit Agreement permits the Borrower to obtain one or more Incremental Revolving Loan Commitments from any Lender or Additional Lender pursuant to an Incremental Amendment among the Borrower, each Lender and/or Additional Lender agreeing to provide such Incremental Revolving Loan Commitments and the Administrative Agent and, in the case of Revolving Commitment Increases, each L/C Issuer and the Swing Line Lender; WHEREAS, the Borrower desires to (i) obtain Refinancing Revolving Credit Commitments pursuant to Section 2.15 of the Credit Agreement in an aggregate principal amount of $515,000,000 (such Refinancing Revolving Credit Commitments, the “Replacement Revolving Commitments”) to replace the existing Revolving Credit Commitments outstanding immediately prior to the Amendment No. 11 Effective Date (as defined below) (the “Existing Revolving Commitments”) and (ii) substantially concurrently with the incurrence described in clause (i), obtain a Revolving Commitment

-2- Increase to the Replacement Revolving Commitments pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $460,000,000 (the “Additional Incremental Revolving Loan Commitments” and together with the Replacement Revolving Commitments, the “New Revolving Loan Commitments” and the loans thereunder, the “Incremental Revolving Loans”); WHEREAS, subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a “New Revolving Credit Lender” has agreed to provide a New Revolving Loan Commitment in the amount set forth opposite its name on Annex A hereto; WHEREAS, Goldman Sachs Lending Partners LLC is the sole lead arranger and bookrunner for this Amendment (the “Amendment No. 11 Arranger”); and WHEREAS, on the Amendment No. 11 Effective Date, substantially concurrently with, but immediately following, the incurrence of the New Revolving Loan Commitments, the Borrower desires to make certain other amendments to the Credit Agreement in accordance with Section 10.01 of the Credit Agreement as further set forth herein. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I Amendments Subject to the occurrence of the Amendment No. 11 Effective Date, the Credit Agreement is hereby amended as follows: (a) Schedule 1.01(A) to the Credit Agreement is, effective as of the Amendment No. 11 Effective Date, hereby replaced in its entirety with the table attached as Annex A hereto. (b) The following definition is hereby added in the appropriate alphabetical order in Section 1.01 of the Credit Agreement: ““Permitted Specified Refinancing Debt” means, Credit Agreement Refinancing Indebtedness (which, for the avoidance of doubt, in the case of the Senior Secured Notes, shall be deemed to include Indebtedness issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance the Senior Secured Notes and otherwise meeting the requirements set forth in the definition of Credit Agreement Refinancing Indebtedness) that (i) does not mature earlier than the fifth anniversary of the Amendment No. 11 Effective Date and (ii) does not have a Weighted Average Life to Maturity shorter than the Weighted Average Life to Maturity of the Revolving Credit Facility (excluding from such calculation of Weighted Average Life to Maturity customary amortization payments not to exceed 1% per annum.” (c) The definition “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (v) thereof with the following: “(v) with respect to the Revolving Credit Facility, (x) if the Springing Maturity Condition does not apply, the fifth anniversary of the Amendment No. 11 Effective Date and (y) if the Springing Maturity Condition does apply, the applicable Springing Maturity Date,”

-3- (d) The definition “Springing Maturity Condition” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows: ““Springing Maturity Condition” shall mean that, on the Springing Maturity Date with respect to any applicable Class of Term Loans or the Senior Secured Notes, as applicable, Term Loans of such Class or Senior Secured Notes, as applicable, having an aggregate principal amount in excess of $400,000,000 have not been repurchased (and terminated), repaid or refinanced with (v) Permitted Specified Refinancing Debt, (w) net cash proceeds of an issuance of Qualified Equity Interests of the Borrower that is issued to a Person other than a Subsidiary of the Borrower, (x) internally generated cash, (y) a capital contribution to the Borrower from a Person other than a Subsidiary of the Borrower and/or (z) the proceeds of any Borrowing under the Revolving Credit Facility.” (e) The Credit Agreement is hereby amended by replacing the definition “Springing Maturity Date” in Section 1.01 of the Credit Agreement in its entirety with the following: ““Springing Maturity Date” means (i) with respect to the Incremental B-5 Dollar Term Loans, the date that is 91 days before the seventh anniversary of the Incremental B-4 Dollar Term Loan Amendment Effective Date, (ii) with respect to the Incremental B-4 Euro Term Loans, the date that is 91 days before the seventh anniversary of the Amendment No. 6 Effective Date, (iii) with respect to the Incremental B-5 Euro Term Loans, the date that is 91 days before the fifth anniversary of the Amendment No. 6 Effective Date and (iv) with respect to the Senior Secured Notes, the date that is 91 days prior to November 1, 2025.” ARTICLE II Section 2.1. The New Revolving Loan Commitments: (a) Subject to the terms and conditions set forth herein, on the Amendment No. 11 Effective Date, each Person party hereto that executes a signature page hereto as a “New Revolving Credit Lender” and has a New Revolving Loan Commitment set forth opposite its name on Annex A hereto agrees, severally and not jointly, (i) that it shall have a New Revolving Loan Commitment in the amount set forth opposite its name on Annex A hereto and (ii) to make Revolving Credit Loans to the Borrower as described in Section 2.01(b) of the Amended Credit Agreement. On the Amendment No. 11 Effective Date, the New Revolving Loan Commitments will replace the Existing Revolving Commitments in their entirety. The Borrower shall prepay in full the outstanding principal amount of any Revolving Credit Loans (including any Swing Line Loans) outstanding immediately prior to the Amendment No. 11 Effective Date (collectively, the “Existing Revolving Loans”), together with all accrued and unpaid fees and interest thereon. Any Letters of Credit outstanding immediately prior to the Amendment No. 11 Effective Date shall be deemed to be issued under the New Revolving Loan Commitments (immediately after giving effect to the establishment of the Additional Revolving Loan Commitments). For the avoidance of doubt, (i) the Letter of Credit Commitments of the L/C Issuers shall remain in full force and effect under the Amended Credit Agreement and (ii) the Replacement Revolving Commitments and the Additional Revolving Loan Commitments shall constitute a single Class of Revolving Credit Commitments under the Amended Credit Agreement. On the Amendment No. 11 Effective Date, each of the Letters of Credit issued and outstanding under the Credit Agreement immediately prior to the Amendment No. 11 Effective Date shall be deemed issued under the Amended Credit Agreement. (b) Each New Revolving Credit Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document (including this Amendment) and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Amendment No. 11 Effective

-4- Date. The Commitments of the Lenders are several, and no Lender shall be responsible for any other Lender’s failure to make Loans or provide Revolving Credit Commitments on the Amendment No. 11 Effective Date. (c) Subject to the terms and conditions set forth herein, pursuant to Sections 2.14 and 2.15 of the Credit Agreement, effective as of the Amendment No. 11 Effective Date, for all purposes of the Loan Documents, (i) the New Revolving Loan Commitments shall constitute “Revolving Credit Commitments”, (ii) the Replacement Revolving Commitments shall constitute “Refinancing Revolving Credit Commitments”, (iii) the Additional Revolving Loan Commitments shall constitute a “Revolving Commitment Increase”, (iv) each Person providing a New Revolving Loan Commitment shall become a “Revolving Credit Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Revolving Credit Commitment. (d) Each Lender party hereto with an Existing Revolving Commitment immediately prior to the Amendment No. 11 Effective Date waives any right to compensation for losses, expenses or liabilities incurred by such Lender in connection with the termination of its Existing Revolving Commitments to which it may otherwise have been entitled pursuant to Section 3.05 of the Credit Agreement in respect of the transactions contemplated hereby. (e) The Swing Line Lender and each L/C Issuer hereby consents to the allocation of Revolving Credit Commitments and Letter of Credit Commitments set forth on Annex A hereto and to each New Revolving Credit Lender listed thereon. (f) On the Amendment No. 11 Effective Date, the participations in any outstanding Letters of Credit and any outstanding Swing Line Loans shall each be adjusted in accordance with each Lender’s respective percentage of the aggregate Revolving Credit Commitments as reallocated in accordance with such increase in Revolving Credit Commitments. ARTICLE III Conditions to Effectiveness Section 3.1. This Amendment shall become effective on the date (the “Amendment No. 11 Effective Date”) on which: (a) The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) each New Revolving Credit Lender, (ii) each L/C Issuer, (iii) the Swing Line Lender, and (iv) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. (b) The Administrative Agent shall have received a customary written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 11 Effective Date) of Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties. Each of the Borrower, Holdings and the Administrative Agent hereby instruct such counsel to deliver such legal opinion. (c) The Administrative Agent shall have received such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates (or a

-5- representation that such Responsible Officers are the same as those whose signature and incumbency certificates were delivered to the Administrative Agent on the Closing Date), certificates of incorporation (or a representation that such certificates have not been amended since the Closing Date) and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 11 Effective Date. (d) The Borrower shall have paid to the Administrative Agent all fees, if applicable, and expenses due to the Administrative Agent and each New Revolving Credit Lender, as separately agreed in writing, on the Amendment No. 11 Effective Date, to the extent such fees and/or expenses are invoiced at least three business days prior to the Amendment No. 11 Effective Date. All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent and the Amendment No. 11 Arranger in connection with this Amendment and the transactions contemplated hereby shall have been paid as separately agreed in writing, to the extent invoiced at least three business days prior to the Amendment No. 11 Effective Date. (e) The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of this Amendment or on such earlier date, as the case may be. (f) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall exist or would result from this Amendment or from the application of the proceeds therefrom. (g) The Administrative Agent shall have received a certificate, dated the Amendment No. 11 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (e) and (f) of this Section 3.1. (h) The Administrative Agent shall have received a prepayment and commitment termination notice with respect to the Existing Revolving Commitments and Existing Revolving Loans to be made on the Amendment No. 11 Effective Date at the Administrative Agent’s Office at least three Business Days prior to the Amendment No. 11 Effective Date (or in each case, such shorter notice as is approved by the Administrative Agent in its reasonable discretion), and such prepayment and commitment termination notice shall otherwise meet the requirements set forth in Sections 2.05 and 2.06 of the Credit Agreement. (i) The Borrower shall have paid to the Administrative Agent the principal amount of any outstanding Revolving Credit Loans (including any Swing Line Loans) together with all accrued and unpaid interest and fees thereon. (j) The Administrative Agent shall have received, no later than three Business Days in advance of the Amendment No. 11 Effective Date, (i) all documentation and other information about the Loan Parties that is required by regulatory authorities under applicable “know your

-6- customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and (ii) if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a Beneficial Ownership Certification in relation to the Borrower, in each case, to the extent reasonably requested in writing at least seven Business Days prior to the Amendment No. 11 Effective Date by each New Revolving Lender through the Administrative Agent (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (j) shall be deemed to be satisfied). (k) The Administrative Agent shall have received the results of a recent Lien search in each of the jurisdictions in which Uniform Commercial Code financing statements, or other filings or recordations should be made to evidence or perfect security interests in the Collateral, and such search shall reveal no Liens on any of the Collateral, except for Liens permitted by Section 7.01 of the Credit Agreement or discharged on or prior to the Amendment No. 11 Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent. ARTICLE IV Representations and Warranties. Section 4.1. To induce each New Revolving Credit Lender to enter into this Amendment, each Loan Party represents and warrants that: (a) Organization; Power. Each Loan Party (i) is duly organized or incorporated, validly existing and, to the extent such concept is applicable in the corresponding jurisdiction, in good standing under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite organizational or constitutional power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended by this Amendment, and the other Loan Documents to which it is a party, except, in the case of clause (i) (other than with respect to Holdings and the Borrower), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) Authorization; Enforceability. This Amendment has been duly authorized by all necessary corporate, shareholder or other organizational action by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, as applicable, enforceable in accordance with its terms, except as such enforceability may be limited by the Enforcement Qualifications. (c) Loan Document Representations and Warranties. Before and immediately after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the Amendment No. 11 Effective Date and except that the representations and warranties which by their terms are made as of an earlier date are true and correct in all material respects only as of such specified date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of this Amendment or on such earlier date, as the case may be. (d) No Default or Event of Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

-7- ARTICLE V Miscellaneous Section 5.1. Effect of Amendment. (a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. (b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all of the respective Obligations of Holdings, the Borrower and the other Loan Parties under the Loan Documents, in each case as the Credit Agreement is amended by this Amendment. (c) The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. Section 5.2. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 5.3. GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis. Section 5.4. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

-8- Section 5.5. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its prior guarantee of the Obligations under each Guaranty, as applicable, and its prior grant of Liens on the Collateral to secure the applicable Obligations pursuant to the Collateral Documents. [signature pages follow]

[Signature Page to Amendment No. 11] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written. AVANTOR FUNDING, INC., as Borrower By: /s/ Martin A. Goldman Name: Martin A. Goldman Title: Senior Vice President – Global Taxation VAIL HOLDCO SUB LLC, as Holdings By: /s/ Martin A. Goldman Name: Martin A. Goldman Title: Vice President VWR CHEMICALS, LLC EPL PATHOLOGY ARCHIVES, LLC AVANTOR FLUID HANDLING, LLC THERAPAK, LLC VWR GLOBAL HOLDINGS, INC. NUSIL ACQUISITION CORP. NUSIL TECHNOLOGY LLC NUSIL INVESTMENTS LLC APPLIED SILICONE COMPANY LLC MOREHOUSE-COWLES LLC SITECH NUSIL, LLC PURITAN PRODUCTS, INC. AVANTOR PERFORMANCE MATERIALS INTERNATIONAL, LLC AVANTOR PERFORMANCE MATERIALS, LLC VWR CORPORATION VWR FUNDING, INC. VWR INTERNATIONAL, LLC VWR MANAGEMENT SERVICES LLC VWR INTERNATIONAL HOLDINGS, INC. RELIABLE BIOPHARMACEUTICAL, LLC, each as a Guarantor By: /s/ Martin A. Goldman Name: Martin A. Goldman Title: Vice President

[Signature Page to Amendment No. 11] Accepted and Acknowledged: GOLDMAN SACHS BANK USA, as Administrative Agent By: /s/ William Briggs Name: William Briggs Title: Authorized Signatory

[Signature Page to Amendment No. 11] GOLDMAN SACHS BANK USA, as an Incremental Revolving Credit Lender, L/C Issuer and Swing Line Lender By: /s/ William Briggs Name: William Briggs Title: Authorized Signatory

[Signature Page to Amendment No. 11] CITIBANK, N.A., as New Revolving Credit Lender and an L/C Issuer By: /s/ Kevin Ciok Name: Kevin Ciok Title: Vice President

[Signature Page to Amendment No. 11] JPMORGAN CHASE BANK, N.A., as New Revolving Credit Lender and an L/C Issuer By: /s/ Maurice Dattas Name: Maurice Dattas Title: Vice President

[Signature Page to Amendment No. 11] BARCLAYS BANK PLC, as New Revolving Credit Lender and an L/C Issuer By: /s/ Edward Pan Name: Edward Pan Title: Vice President

[Signature Page to Amendment No. 11] BANK OF AMERICA, N.A., as New Revolving Credit Lender and an L/C Issuer By: /s/ Darren Merten Name: Darren Merten Title: Director

[Signature Page to Amendment No. 11] PNC Bank, National Association, as New Revolving Credit Lender and an L/C Issuer By: /s/ Denise DiSimone Name: Denise DiSimone Title: Senior Vice President

[Signature Page to Amendment No. 11] WELLS FARGO BANK, N.A., as New Revolving Lender By: /s/ Darin Mullis Name: Darin Mullis Title: Managing Director

[Signature Page to Amendment No. 11] MIZUHO BANK, LTD, as New Revolving Credit Lender By: /s/ Tracy Rahn Name: Tracy Rahn Title: Executive Director

[Signature Page to Amendment No. 11] Sumitomo Mitsui Banking Corporation, as New Revolving Credit Lender By: /s/ Cindy Hwee Name: Cindy Hwee Title: Director

[Signature Page to Amendment No. 11] HSBC BANK USA, National Association., as an Incremental Revolving Credit Lender By: /s/ Matthew Guarnaccia Name: Matthew Guarnaccia Title: Senior Vice President #23439

ANNEX A Schedule 1.01A Commitments [Schedule on file with the Administrative Agent]